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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 22, 2004

                                 Assurant, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                        001-31978                 39-1126612
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(State or Other Jurisdiction      (Commission file          (I.R.S. Employer
of Incorporation)                      Number)             Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, NY                                                            10005
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (212) 859-7000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On Friday, October 22, 2004, the Board of Directors of the registrant elected Michele Coleman Mayes to the Assurant, Inc. Board of Directors to fill a vacancy in Class II. Ms. Mayes will serve on the Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors. There are no arrangements or understandings between Ms. Mayes and any other person pursuant to which Ms. Mayes was selected as a director.

Assurant made public the election of Ms. Mayes through a press release issued on Friday, October 22, 2004, which is available on our website at www.assurant.com.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Assurant, Inc.



                                    By:    /s/ Douglas R. Lowe
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                                    Name:  Douglas R. Lowe
                                    Title:  Vice President and Corporate Counsel
Dated:  October 26, 2004


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